Property and Equipment	12 Months Ended
Dec. 31, 2025
Property and Equipment [Abstract]
PROPERTY AND EQUIPMENT

7. PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

	As of December 31,
	2024	2025
	RMB	RMB	USD
Leasehold improvement	145,720	64,521	9,225
Furniture and office equipment	2,182	1,972	282
Electronic equipment	9,893	9,893	1,415
Vehicles	2,696	2,613	374
Less: accumulated depreciation	(13,188)	(17,135)	(2,450)
Property and equipment, net	147,303	61,864	8,846

As of December 31, 2025, leasehold improvements decreased by approximately RMB81 million, primarily attributable to disposals following the transfer of school trusteeship rights for five schools completed in December 2025.

Depreciation of property and equipment was RMB8,317, RMB10,070 and RMB11,456 for the years ended December 31, 2023, 2024 and 2025, respectively.